Mezzanine Equity	12 Months Ended
Dec. 31, 2012
MEZZANINE EQUITY [Abstract]
Mezzanine Equity

19. MEZZANINE EQUITY

On May 11, 2011, the Company, through Gamease, acquired 68.258% of the equity interests of 7Road and began to consolidate 7Road’s financial statements on June 1, 2011.

Mezzanine Equity consists of non-controlling interest in 7Road and a put option pursuant to which the non-controlling shareholders will have the right to put their equity interests in 7Road to the Company at a pre-determined price if 7Road achieves specified performance milestones before the expiry of the put option and 7Road does not complete an initial public offering on NASDAQ, the New York Stock Exchange or The Stock Exchange of Hong Kong. The put option will expire in 2014. Since the occurrence of the sale is not solely within the control of the Company, the Company classifies the non-controlling interest as mezzanine equity instead of permanent equity in the Company’s consolidated financial statements.

In accordance with ASC subtopic 480-10, the Company calculates, on an accumulative basis from the acquisition date, (i) the amount of accretion that would increase the balance of non-controlling interest to its estimated redemption value over the period from the date of the 7Road acquisition to the earliest redemption date of the non-controlling interest and (ii) the amount of net profit attributable to non-controlling shareholders of 7Road based on their ownership percentage. The carrying value of the non-controlling interest as mezzanine equity will be adjusted by an accumulative amount equal to the higher of (i) and (ii).

On June 21, 2012, 7Road’s Chief Executive Officer surrendered to 7Road, without consideration, ordinary shares of 7Road representing 5.1% of the then outstanding ordinary shares of 7Road, with the intention that these shares would be added to the shares reserved by 7Road for grants of equity incentive awards under 7Road 2012 Share Incentive Plan without dilution of the other shareholders of 7Road. As a result, the noncontrolling interest decreased to 28.074% of 7Road and Changyou’s interest in 7Road increased to 71.926%.

Under ASC 480-10, changes in a parent’s ownership interest while the parent retains control of its subsidiary are accounted for as equity transactions, and do not impact net income or comprehensive income in the consolidated financial statements. The variance of $6.8 million caused by 7Road’s Chief Executive Officer’s surrender of shares was recorded as credit to additional paid-in capital.

For the year ended December 31, 2012, 7Road had exceeded the specified performance milestones set forth in the acquisition agreement for Changyou’s acquisition of a majority interest in 7Road, and accordingly the estimated redemption value of the noncontrolling interests in 7Road increased. The increase in the redemption value was recognized over the period from the date of management’s increased estimate to the earliest exercise date of the put right as an increase in net income attributable to mezzanine-classified noncontrolling interests. As of December 31, 2012, the estimated redemption value of the mezzanine equity was approximately $89.8 million based on the Company’s expectation as to 7Road’s financial performance. For the year ended December 31, 2012, an accretion charge of $11.2 million, compared to $2.6 million for the year ended December 31, 2011, and was recorded as net income attributable to the mezzanine classified non-controlling interest shareholders in the statements of comprehensive income.